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                                                                      EXHIBIT 1


                            LOGAN'S ROADHOUSE, INC.

                                1,000,000 SHARES
                                       OF
                                  COMMON STOCK



                             UNDERWRITING AGREEMENT


                                                                  July ___, 1997




J. C. BRADFORD & CO., L.L.C.
EQUITABLE SECURITIES CORPORATION
     c/o J. C. Bradford & Co., L.L.C.
     J. C. Bradford Financial Center
     330 Commerce Street
     Nashville, Tennessee 37201

Ladies and Gentlemen:

     Logan's Roadhouse, Inc., a Tennessee corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), 1,000,000 shares (the "Firm Shares") of common stock, $.01 par value (the "Common Stock"), of the Company. Such shares of Common Stock are to be sold to the Underwriters, acting severally and not jointly, in such amounts as are set forth in Schedule I hereto opposite the name of such Underwriter. The Company and Edwin W. Moats, Jr. (the "Selling Shareholder") propose to grant to the Underwriters an option to purchase up to 100,000 and 50,000 additional shares of Common Stock, respectively, as provided for in Section 3 of this Agreement for the purpose of covering over-allotments (the "Option Shares"). The Firm Shares and the Option Shares purchased pursuant to this Agreement are herein called the "Shares." Unless otherwise indicated, references to the "Company" herein shall include Logan's Management Group, Inc. and Logan's Partnership.

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) The Company meets the requirements for use of, and has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3


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          (Registration No. 333-_________), including the related preliminary prospectus relating to the Shares, and may have filed one or more amendments thereto. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to you. Such registration statement, including the prospectus, Part II, all financial schedules and exhibits thereto, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A under the Securities Act, as amended at the time when it shall become effective, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

               (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first, third and fourth paragraphs and the last sentence of the fifth paragraph under the caption "Underwriting" in the Preliminary, Effective and Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations and will comply with the requirements of the Securities Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does


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          not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first, third and fourth paragraphs and the last sentence of the fifth paragraph under the caption "Underwriting" in the Final Prospectus).

               (c) The documents that are incorporated by reference in any Preliminary, Effective and Final Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations, and any documents so filed prior to the termination of this offering and incorporated by reference subsequent to the effective date of the Registration Statement, shall, when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the Rules and Regulations.

               (d) The Company is duly incorporated and/or validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own its properties and conduct its business as now conducted and is duly qualified or authorized to do business and is in good standing in all jurisdictions wherein the nature of its business or the character of property owned or leased may require it to be qualified or authorized to do business. The Company holds all licenses, consents and approvals, and has satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as required for the conduct of the business in which it is engaged and is contemplated to be engaged in the Effective Prospectus and the Final Prospectus, except where the failure to do so would not have a material adverse effect on the Company.

               (e) The Company has no subsidiaries and is not a partner or joint venturer in any partnership or joint venture. As used herein, the term "subsidiary" includes any corporation, joint venture or partnership in which the Company or any subsidiary of the Company has an ownership interest.

               (f) The capitalization of the Company as of April 20, 1997 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's capital stock conforms to the description thereof contained or incorporated by reference in the Effective Prospectus and the Final Prospectus. All the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable.
          None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. The Shares to be sold by the Company hereunder have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner herein described, will be validly issued, fully


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          paid and nonassessable.  There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's charter, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and the Final Prospectus. Except as described in the Effective Prospectus and Final Prospectus, neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders' agreements and voting trusts whatsoever.

               (g) All offers and sales by the Company of the Company's securities prior to the date hereof were at all relevant times duly registered or the subject of an available exemption from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

               (h) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable equitable principles, or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. The issue and sale of the Shares by the Company, the Company's performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which the Company or any of its properties is subject, the charter or bylaws of the Company or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of its properties.


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                (i) The combined financial statements and the related notes of the Company, included or incorporated by reference in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other financial statements and schedules included or incorporated by reference in or as schedules to the Registration Statement conform to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus under the captions "Prospectus Summary," "Use of Proceeds," "Price Range of Common Stock," "Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Principal and Selling Shareholders" fairly presents the information set forth therein on the basis stated in the Effective Prospectus and the Final Prospectus. KPMG Peat Marwick LLP, whose reports appear in the Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.

               (j) Subsequent to December 29, 1996, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings of the Company, or any issuance of options, warrants or rights to purchase interests or the capital stock of the Company, or any adverse change, or any development involving a prospective adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of the Company, except in each case as described in the Effective Prospectus and the Final Prospectus.

               (k) Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or its officers or directors is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company.


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               (l) There are no contracts or other documents required by the
          Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or incorporated by reference or filed as required.

              (m) Except as described in the Effective Prospectus and the Final Prospectus, the Company has good and marketable title to all real and material personal property owned by it, free and clear of all liens, charges, encumbrances or defects except those reflected in the financial statements hereinabove described or which are not material in amount. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company are held under valid, subsisting and, assuming due execution and delivery by parties to such leases other than the Company, enforceable leases, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights. The Company owns or leases all such properties as are necessary to its operations as now conducted.

              (n) The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Effective Prospectus and the Final Prospectus, none of the Company nor any employee or agent of the Company has made any payment of funds or received or retained any funds in violation of any law, rule or regulation.

               (o) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due therefrom to the extent such taxes have become due and are not being contested in good faith; and there is no tax deficiency that has been, nor does the Company have knowledge of any tax deficiency which is likely to be, asserted against the Company, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company.

               (p) The Company operates its business in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. The Company has all licenses, approvals or consents to operate its businesses in all locations in which such businesses are currently being operated, and the Company is not aware of any existing or imminent matter which may materially adversely impact its operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus.


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                (q) The Company has filed with the applicable regulatory
          authorities all statements, reports, information or forms required by all applicable laws, regulations or orders, including all franchising laws, except where such failure to file would not have a material adverse effect on the Company; all such filings or submissions were in compliance with applicable laws when filed, and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. The Company has maintained in full force and effect all licenses, registrations or permits necessary or proper for the conduct of its business, and the Company has not received any notification that any revocation or limitation thereof is threatened or pending, and, except as disclosed in the Effective Prospectus and the Final Prospectus, there is not to the knowledge of the Company pending any change under any law, regulation, license or permit which could materially adversely affect the business, operations, property or business prospects of the Company. The Company has not received any notice of violation of or been threatened with a charge of violating and is not under investigation with respect to a possible violation of any provision of any law, regulation or order.

               (r) No labor dispute or disturbance exists or to the knowledge of the Company is imminent with any of the employees of the Company or otherwise which could be expected to materially adversely affect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company.

               (s) The Company owns the licenses, copyrights, trademarks, service marks and trade names (other than those displayed in the Company's restaurants as advertisements by a third party of such third party's products) currently employed by it in connection with the businesses now operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company.

               (t) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.

               (u) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.


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                (v) Neither the Company nor any of the directors, officers, employees or agents of the Company has taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Common Stock.

               (w) The Shares have been approved for designation on the Nasdaq National Market upon notice of issuance.

     Any certificate signed by an officer of the Company and delivered to you or to counsel for the Underwriters in connection with the Closing Date (as hereinafter defined) shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     2. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to each Underwriter and agrees as follows that:

              (a) The Selling Shareholder at the Option Closing Date (defined herein) will have valid and marketable title to the Shares set forth in Schedule II to be sold by the Selling Shareholder, free and clear of any liens, encumbrances, equities and claims (other than as imposed by the Securities Act, state securities laws, the Registration Rights Agreement by and among the Company, David K. Wachtel, Jr., Charles F. McWhorter, Jr. , Edwin W. Moats, Jr. ("Moats") and O'Charley's Inc., a Tennessee corporation, or this Agreement), and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, valid and marketable title thereto, free and clear of any liens, encumbrances, equities and claims, will be transferred to the Underwriters.

               (b) The Selling Shareholder has duly executed and delivered the Custody Agreement and Power of Attorney in the form previously delivered to the Underwriters, appointing Moats and David J. McDaniel, and each of them as the Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") and Waller Lansden Dortch & Davis, A Professional Limited Liability Company, as custodian (the "Custodian"). The Attorney-in-Fact is authorized to perform this Agreement on behalf of the Selling Shareholder, to deliver the Shares to be sold by the Selling Shareholder hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Certificates, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, representing the Shares to be sold by the Selling Shareholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. The Selling Shareholder agrees that the shares of Common Stock represented by the certificates on deposit with the Custodian are subject to the interest of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder


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          shall not be terminated except as provided in this Agreement and the
          Custody Agreement. If the Selling Shareholder should die or become incapacitated or if any other event should occur, before the delivery of the Shares of the Selling Shareholder hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

               (c) The Selling Shareholder, individually or acting through his duly authorized Attorney-in-Fact, has duly executed and delivered this Agreement and the Custody Agreement and Power of Attorney; this Agreement constitutes a legal, valid and binding obligation of the Selling Shareholder; all authorizations and consents necessary for the execution and delivery of this Agreement and the Custody Agreement and Power of Attorney on behalf of the Selling Shareholder and for the sale and delivery of the Shares to be sold by the Selling Shareholder hereunder has been given, except as may be required by the Securities Act or state securities laws; and the Selling Shareholder has the legal capacity and full right, power and authority to execute this Agreement and the Custody Agreement and Power of Attorney.

              (d) The performance of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions contemplated hereby and thereby by the Selling Shareholder will not result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default by the Selling Shareholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which the Selling Shareholder or any of his or its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Selling Shareholder or any of his properties; provided, however, with respect to violations of statutes and rules and regulations regarding federal or state securities laws, nothing contained in this Section 2(d) shall be deemed to modify the representations set forth in Section 2(f) below.

               (e) The Selling Shareholder has not distributed nor will distribute any prospectus or other offering material in connection with the offer and sale of the Shares other than any Preliminary Prospectus filed with the Commission or the Final Prospectus or other material permitted by the Securities Act.

               (f) To the knowledge of the Selling Shareholder, the representations and warranties of the Company contained in
          Section 1 of this Agreement are true and correct; the Selling Shareholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and the Preliminary Prospectus. To the knowledge of the Selling Shareholder, the Preliminary Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the


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          statements therein, in the light of the circumstances under which they were made, not misleading; the Selling Shareholder is not prompted to sell the Shares to be sold by the Selling Shareholder by any information concerning the Company that is not set forth in the Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus.

               (g) At the time the Registration Statement becomes effective (i) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to the Selling Shareholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) such parts of the Effective Prospectus and Final Prospectus as specifically refer to the Selling Shareholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (h) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory body, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by the Selling Shareholder, and the consummation by the Selling Shareholder of the transactions herein contemplated (other than as required by the Securities Act, state securities laws and the NASD).

               (i) Any certificates signed by or on behalf of the Selling Shareholder as such and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Shareholder to each Underwriter as to the matters covered thereby.

               (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to the Underwriters prior to or at the Option Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (k) The Selling Shareholder has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.



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          3.   Purchase, Sale and Delivery of the Shares.

               (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $______ per share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto.

               (b) The Company and the Selling Shareholder hereby grant to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares, consisting of 100,000 shares by the Company and 50,000 shares by the Selling Shareholder, at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time within 30 days after the date of the Final Prospectus. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters by giving written notice to the Company and the Selling Shareholder setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than four full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company and the Selling Shareholder shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company and the Selling Shareholder, severally and not jointly, the number of Option Shares specified in such notice. In the event the Underwriters elect to purchase less than the full amount of the Option Shares, the Underwriters shall purchase the first 50,000 Option Shares from the Selling Shareholder.

               (c) Certificates in definitive form for the Firm Shares which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company to the Underwriters for the account of such Underwriters against payment by such Underwriters or on their behalf of the purchase price therefor by certified or official bank check or checks in next day funds to the order of the Company, at the offices of J. C. Bradford & Co., L.L.C. ("Bradford"), 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by Bradford and the Company, at 10:00 A.M., Nashville time, on the third full business day after this Agreement becomes effective, or, at the election of the Underwriters, on the fourth full business day after this Agreement becomes effective, if it becomes effective after 4:30 P.M. Eastern time, or at such other time not later than the seventh full business day thereafter as the Underwriters and the Company may determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company and the Selling Shareholder on the Option Closing Date. The certificates in definitive form for the Shares to be delivered will be in good delivery form and in such denominations and registered in such names as Bradford may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location in New York, New York as may be designated by Bradford, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. It is understood that Bradford may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4. Offering by the Underwriters. After the Registration Statement becomes effective, the Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares which may be sold at the price and upon the terms set forth in the Final Prospectus.

     5.  Covenants of the Company and the Selling Shareholder.

         (a) The Company covenants and agrees with each of the Underwriters that:

                    (i) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424 and 430A of the Rules and Regulations and shall notify the Underwriters promptly (in writing, if requested) of all such filings. The Company shall notify the Underwriters promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon the Underwriters' request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Underwriters' opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by the Underwriters after reasonable notice thereof. The Company shall advise the Underwriters promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                   (ii) The Company will take or cause to be taken all necessary action and furnish to whomever the Underwriters direct such information as may be reasonably required in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution of the Shares.

                   (iii) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify the Underwriters and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                   (iv) The Company will furnish without charge to the Underwriters and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any which are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                   (vi) The Company will (A) deliver to the Underwriters at such office or offices as the Underwriters may designate as many copies of the Preliminary

                Prospectus and Final Prospectus as the Underwriters may reasonably request, and (B) for a period of not more than nine months after the Registration Statement becomes effective, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as the Underwriters may reasonably request.

                        (vi) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

                        (vii) The Company will apply the net proceeds from the sale of the Shares to be sold by it as set forth under the caption "Use of Proceeds" in the Final Prospectus.

                        (viii) During a period of five years from the effective date of the Registration Statement or such longer period as the Underwriters may reasonably request, the Company will furnish to the Underwriters copies of all reports and other communications (financial or other) furnished by the Company to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                        (ix) The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Shares have been sold by the Underwriters (as the Underwriters shall have advised the Company in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

                        (x) Except pursuant to this Agreement or with the Underwriters' written consent, for a period of 90 days from the effective date of the Final Prospectus the Company will not, and the Company has provided agreements executed by each of its executive officers and directors providing that for a period of 90 days from the date of the Final Prospectus, such person or entity will not, offer for sale, sell (other than pursuant to the exercise of options granted pursuant to existing employee benefit plans and agreements and existing stock options or pursuant to bona fide gift transactions provided the donee is subject to and agrees to be bound by such agreement), grant any options (other than pursuant to existing employee benefit plans and agreements), rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any other capital stock of the Company, or otherwise dispose of, directly or indirectly, any shares of Common Stock or such other securities or capital stock.

                        (xi) If at any time during the 25 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the Underwriters' opinion, the market price for the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, after written notice from the Underwriters advising it as to the effect set forth above, prepare, consult with the Underwriters concerning the substance of and, subject to the Rules and Regulations, disseminate a press release or other public statement, reasonably satisfactory to the Underwriters, responding to or commenting on such rumor, publication or event.

                        (xii) Neither the Company nor any of its officers, directors or affiliates will take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

                        (xiii) The Company will either conduct its business and operations as described in the Final Prospectus or, if the Company makes any material change to its business or operations as so conducted, promptly disclose such change generally to its security holders.

                (b) The Selling Shareholder covenants and agrees with the Underwriters that:

                        (i) For a period of 90 days from the effective date of the Registration Statement, the Selling Shareholder will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock, other than to the Underwriters pursuant to this Agreement or pursuant to bona fide gift transactions provided the donee is subject to and agrees to be bound by such agreement, without the prior written consent of the Underwriters.

                        (ii) The Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

        6. Expenses. The Company and the Selling Shareholder agree with the Underwriters that (a) whether or not the transactions contemplated by this

Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company and the Selling Shareholder hereunder, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements, (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters in connection with filings with the NASD, (vi) expenses of listing the additional shares of Common Stock on the Nasdaq National Market, (vii) all travel, lodging and reasonable living expenses incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Shares, (viii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares, and (ix) all other costs and expenses incident to the performance of their obligations hereunder not otherwise provided for in this Section; and (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement, will be borne and paid by the Company if the sale of the Shares provided for herein is not consummated
(i) by reason of the termination of this Agreement by the Company pursuant to
Section 14(a)(i), or (ii) by reason of the termination of this Agreement by the Underwriters pursuant to Section 14(b)(ii) or because of any failure or refusal on the part of the Company or the Selling Shareholder to comply with the terms or fulfill any of the conditions of this Agreement.

        The provisions of this section shall not affect any agreement that the Company and the Selling Shareholder may have for the sharing of such costs and expenses; provided, however, the Underwriters may deem the Company to be the primary obligor with respect to all costs, fees, and expenses to be paid by the Company and the Selling Shareholder.

        7. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters to purchase and pay for the Firm Shares shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholder herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of all of their covenants and agreements hereunder and to the following additional conditions:

                (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Underwriters and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the Underwriter's satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

                (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in the Underwriters' reasonable judgment, is material, or omits to state a fact which, in the Underwriters' reasonable judgment, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company shall not have cured such untrue statement of fact or omission.

                (c) The Underwriters shall have received an opinion, dated the Closing Date, from Waller Lansden Dortch & Davis, A Professional Limited Liability Company, counsel for the Company, to the effect that:

                        (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Tennessee, with corporate power and authority to own its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the Company. To the best of such counsel's knowledge, the Company holds all material licenses, certificates, permits, franchises and authorizations from governmental authorities necessary for the conduct of its business in all locations in which such business is currently being conducted.

                        (ii) As of the dates specified therein, the Company had authorized and issued capital stock as set forth under the caption "Capitalization" in the Final Prospectus. All of the outstanding shares of Common Stock (including the shares to be sold by the Selling Shareholder) have been duly authorized and are validly issued, fully paid and nonassessable, and the Shares to be sold by the Company have been duly authorized, and upon issuance thereof and payment therefor as provided herein, will be validly issued, fully paid and nonassessable; none of the issued shares have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's charter. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, the Shares pursuant to the Company's charter, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and Final Prospectus. Except as described in the Effective Prospectus and Final Prospectus, neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered by the Company pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders agreements and voting trusts whatsoever. The capital stock of the Company and the Shares conform in all material respects to the description thereof contained in the Final Prospectus. All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or Blue Sky laws.

                        (iii) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the Selling Shareholder or the consummation by the Company or the Selling Shareholder of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel need not express an opinion. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which the Company or its properties is subject, the charter or bylaws of the Company, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body known to such counsel to be applicable to the Company or any of its properties.

                        (iv) The sale of the Shares to be sold by the Selling Shareholder hereunder and the compliance by the Selling Shareholder with all of the provisions of this Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, or any statute, order, rule or regulation of any court or governmental agency or body known to such counsel to be applicable to the Selling Shareholder or the property of the Selling Shareholder.

                        (v) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein. The Selling Shareholder has full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement. By delivery of a certificate or certificates therefor, the Selling Shareholder will transfer to the Underwriters, who have purchased such shares pursuant to this Agreement without notice of any defect in the title for purposes of the Uniform Commercial Code, valid and marketable title to such shares, free and clear of any pledge, lien, security interest, charge, claim, equity, or encumbrance of any kind.

                        (vi) This Agreement has been duly authorized, executed and delivered by the Company and the Selling Shareholder and constitutes the valid and legally binding obligation of the Company and the Selling Shareholder enforceable against each of the Company and the Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable equitable principles (including public policy considerations as expressed by the Commission) or by bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect affecting the enforcement of creditors' rights.

                        (vii) The Custody Agreement and Power of Attorney have been duly executed and delivered by or on behalf of the Selling Shareholder and constitute valid and binding agreements of the Selling Shareholder in accordance with their terms, except as enforceability may be limited by applicable equitable principles (including public policy considerations as expressed by the Commission) or by bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect affecting the enforcement of creditors' rights.

                        (viii) Except as described in the Final Prospectus, there is not pending or, to the knowledge of such counsel, threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company could result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company.


                        (ix) No default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of the charter or bylaws of the Company, or to the best of such counsel's knowledge, of any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which its properties are subject.

                        (x) To such counsel's knowledge, the Company is not in violation of any law, ordinance, administrative or governmental rule or regulation of Tennessee or the United States applicable to the Company or any decree of any court or governmental agency or body having jurisdiction over the Company which would have a material adverse effect on the Company. To such counsel's knowledge, the Company has complied in all material respects with the applicable laws, rules, and regulations relating to franchising in all jurisdictions where the conduct of the Company's business requires such compliance, except where such failure to comply would not have a material adverse effect on the Company.

                        (xi) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                        (xii)   The Registration Statement and all
                post-effective amendments thereto have become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto, and the documents incorporated by reference therein, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations (except that such counsel need express no opinion as to financial statements, schedules and other financial or statistical information included therein); the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly in all material respects the information required to be stated therein; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the

                Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

        In addition to the matters set forth above, such opinion shall also include a statement to the effect that no facts have come to the attention of such counsel that cause them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (except that such counsel need express no view as to financial statements, schedules and other financial or statistical information included therein).

                (d) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Bass, Berry & Sims PLC, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                (e) The Underwriters shall have received from KPMG Peat Marwick LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Underwriters, stating that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

                        (i) In their opinion, the financial statements examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of any interim consolidated financial statements, selected financial data and/or condensed financial statements derived from audited financial statements of the Company;

                        (ii) The unaudited selected financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "PROSPECTUS SUMMARY" and "SELECTED FINANCIAL DATA" for the years ended December 26, 1993, December 25, 1994, December 31, 1995, and December 29, 1996, and for the quarters ended April 21, 1995 and April 20, 1997, agrees with the corresponding amounts in the audited or unaudited financial statements included or incorporated by reference in the Final Prospectus or previously reported on by them;

                        (iii) On the basis of a reading of the latest available interim financial statements (unaudited) of the Company, a reading of the minute books of the Company, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Underwriters, nothing came to their attention that caused them to believe that:

                                (A) The amounts included in the Preliminary Prospectus and the Final Prospectus under the captions "Prospectus Summary" and "Selected Financial Data" for the fiscal years ended December 26, 1993, December 25, 1994, December 31, 1995, and December 29, 1996, do not agree with the corresponding amounts in the audited or unaudited financial statements included or incorporated by reference in the Final Prospectus previously reported on by them;

                                (B) at a specified date not more than five days prior to the date of delivery of such respective letter, there was any change in the capital stock, decline in shareholders' equity or increase in long-term debt and capital lease obligations of the Company, in each case as compared with amounts shown in the latest balance sheets included in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                                (C) for the period from the closing date of the latest statements of earnings included in the Effective Prospectus and the Final Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in net restaurant sales, net earnings, pro forma net earnings, and pro forma net earnings per share of the Company, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter.

                        (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company, which appear in the Effective Prospectus and the Final Prospectus and have compared such amounts, percentages and financial information with the accounting records of the Company or to analyses and schedules prepared by the Company from its detailed accounting records and found such amounts, percentages and financial information to be in agreement with such records.

In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with KPMG Peat Marwick LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the shareholders' equity or long-term debt and capital lease obligations of the Company as compared with the amounts shown in the latest balance sheets of the Company included in the Final Prospectus, or a material adverse change in net restaurant sales, net earnings or pro forma net earnings of the Company, in each case as compared with the corresponding period of the prior year.

                (f) There shall have been furnished to the Underwriters a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

                        (i) the representations and warranties of the Company in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                        (iii) all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

                        (iv) they have carefully examined the Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

                        (v) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

                (g) The representations and warranties of the Selling Shareholder shall be true and correct as of the Closing Date, and the Selling Shareholder shall deliver to the Underwriters a certificate to that effect, dated the Closing Date, signed by the Selling Shareholder or his duly appointed Attorney-in-Fact.

                (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company taken as a whole, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth, results of operations or condition (financial or other) of the Company taken as a whole, which loss, interference, litigation or change, in the Underwriters' reasonable judgment shall render it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

                        (i) The shares shall be listed on the Nasdaq National Market.

        All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Underwriters and their counsel. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters shall reasonably request.

        The respective obligations of the Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

        8. Condition of the Company's and the Selling Shareholder's Obligations. The obligations hereunder of the Company and the Selling Shareholder are subject to the condition set forth in Section 7(a) hereof.

        9.      Indemnification and Contribution.

                (a) The Company and the Selling Shareholder, jointly and severally, agree to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company contained herein,
        (ii) any failure of the Company to perform its obligations hereunder or under law or (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application or other written information furnished by the Company or the Selling Shareholder filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof, complete copies of which have been provided to the Company (a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Selling Shareholder will be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first, third and fourth paragraphs and the last sentence of the fifth paragraph under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus, and the information provided by or relating to the Underwriters set forth in the Blue Sky Applications). In no event, however, shall the liability of any Selling Shareholder for indemnification under this Section 9(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Shares sold hereunder which is being sold by the Selling Shareholder or (ii) the proceeds received by the Selling Shareholder from the Underwriters hereunder. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholder may otherwise have.

                (b) Each Underwriter will indemnify and hold harmless the Selling Shareholder and the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first, third and fourth paragraphs and the last sentence of the fifth paragraph under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus, and the information provided by or relating to the Underwriters set forth in the Blue Sky Applications);

                (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
        Section 9 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party or parties or counsel selected by the indemnifying party to conduct such defense and the indemnified party in the conduct of its defense of such action and in that event the reasonable fees and expenses of one separate counsel shall be paid by the indemnifying party.

                (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 9 is for any reason held to be unavailable to the Underwriters, the Company or the Selling Shareholder or is insufficient to hold harmless an indemnified party, then the Company and the Selling Shareholder shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company and the Selling Shareholder; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company, the Selling Shareholder and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim, and the Selling Shareholder shall not be obligated to contribute an amount in excess of the aggregate amount for which the Selling Shareholder is obligated to provide indemnity pursuant to Section 9(a) above. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

                (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or is (or would be, if a claim were to be made against such indemnified party) entitled to indemnity hereunder, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

        10. Default of Underwriters. If either Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriter shall be obligated severally to purchase, the Shares which such defaulting Underwriter agreed but failed to purchase. If either Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriter, the Company and the Selling Shareholder for the purchase of such Shares by other persons (who may include the non-defaulting Underwriter) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriter or the Company except for (i) the provisions of Section 9 hereof, and (ii) the expenses to be paid or reimbursed by the Company and the Selling Shareholder pursuant to
Section 6. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

        11. Default by the Selling Shareholder. If the Selling Shareholder shall fail to sell and deliver the number of Option Shares that the Selling Shareholder is obligated to sell, the Underwriters may, at their option, by notice to the Company, either (a) require the Company to sell and deliver such number of shares of Common Stock as to which the Selling Shareholder has defaulted, or (b) elect to purchase the Firm Shares and the Option Shares that the Company has agreed to sell pursuant to this Agreement.

        In the event of a default under this Section that does not result in the termination of this Agreement, either the Underwriters or the Company shall have the right to postpone the First Closing Date or Option Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this Section shall relieve the Company or the Selling Shareholder from liability, if any, in respect of such default.

        12. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Selling Shareholder, the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (a) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person, (b) any termination of this Agreement and (c) delivery of and payment for the Shares.

        13. Effective Date. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Underwriters shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 6, 9, 12 and 13 hereof shall at all times be effective. For purposes of this Section 13, the Firm Shares shall be deemed to have been so released upon the release by the Underwriters for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Underwriters of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

        14.     Termination.

                (a) The Company's obligations under this Agreement may be terminated by the Company by notice to the Underwriters (i) at any time before it becomes effective in accordance with Section 13 hereof, or
        (ii) in the event that the condition set forth in Section 8 shall not have been satisfied at or prior to the First Closing Date.

                (b) This Agreement may be terminated by the Underwriters by notice to the Company (i) at any time before it becomes effective in accordance with Section 13 hereof; (ii) in the event that at or prior to the First Closing Date the Company or the Selling Shareholder shall have failed, refused or been unable to perform any agreement on the part of the Company or the Selling Shareholder to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities;
        (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

                (c) Termination of this Agreement pursuant to this Section 14 shall be without liability of any party to any other party other than as provided in Sections 6 and 9 hereof.

        15. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to J.C. Bradford & Co., L.L.C., J.C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201, Attention: Kip R. Caffey, and to Equitable Securities Corporation, 511 Union Street, Suite 800, Nashville, Tennessee 37219, Attention: Roger T. Briggs, if sent to the Company or the Selling Shareholder shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 565 Marriott Drive, Suite 490, Nashville, Tennessee 37214, Attention: Edwin W. Moats, Jr.

        16. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholder and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement.
This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company and the Selling Shareholder and the Underwriters and for the benefit of no other person except that (a) the representations and warranties of the Company and the Selling Shareholder contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Shareholder and each of the Underwriters.

                                              Very truly yours,

                                              LOGAN'S ROADHOUSE, INC.

                                              By:
                                                 ------------------------
                                              Title:
                                                    ---------------------
Confirmed and accepted as of the
date first above written.

UNDERWRITERS:

J. C. BRADFORD & CO., L.L.C.


By:
   -----------------------------
        Title:
              ------------------

EQUITABLE SECURITIES CORPORATION


By:
   -----------------------------
        Title:
              ------------------

                                                        SELLING SHAREHOLDER:


                                                       ----------------------
                                                        Edwin W. Moats, Jr.

                                 SCHEDULE I

                                UNDERWRITERS



                                                          Number of Firm Shares
Underwriter                                                 to Be Purchased
-----------                                                 ---------------
J.C. Bradford & Co., L.L.C. ..........................
                                                            ---------------
Equitable Securities Corporation .....................

        TOTAL
                                                            ===============


                                 SCHEDULE II

                             Selling Shareholder



                                       Number of Firm         Number of Option
                                       Shares To Be           Shares To Be
Name                                      Sold                    Sold
----                                      ----                    ----

Edwin W. Moats, Jr. ................       --                    50,000

